UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2017

The Boston Beer Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	001-14092	04-3284048
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place, Suite 850, Boston, Massachusetts		02210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(617) 368-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Bonus Opportunities

At its meeting on December 19, 2017, the Compensation Committee of the Board of Directors of the Company approved Shared Company-Wide Goals (the “Goals”) and related 2018 bonus objectives for the Company’s Named Executive Officers (“NEOs”). The Goals consist of achieving: (1) certain depletions targets over 2017, which are weighted as 60% of the Goals; (2) certain Earnings Before Interest & Tax (“EBIT”) targets, which are weighted as 20% of the Goals; and (3) the generation of certain resource efficiency and cost savings targets, which are weighted as 20% of the Goals. Bonus payouts will be determined in accordance with a scale that provides for between 0% and 250% payout, based on the Company’s performance against the depletions, EBIT, and resource efficiency targets in 2018 (the “Scale”). The payout levels will be based on the weighting and achievement of those targets. Assessment of the achievement of the Goals is within the purview of the Compensation Committee.

The 2018 bonus opportunities for the NEOs, approved by the Compensation Committee, will be 100% based on the Company’s performance against the Goals in accordance with the Scale. If the Company achieves the 100% payout level on the Scale, the bonus potential of the NEOs will range between 50% and 60% of their respective base salaries. The bonus potential of the Company’s NEOs are as follows:

Frank H. Smalla, Chief Financial Officer and Treasurer: 60% of base salary;
John C. Geist, Chief Sales Officer: 60% of base salary;
Jonathan N. Potter, Chief Marketing Officer: 50% of base salary; and
Quincy B. Troupe, Senior Vice President, Supply Chain: 50% of base salary.

The bonus potential of the Company’s other executive officers will range between 25% and 100% of their respective base salaries, with payout levels to be calculated in accordance with the Scale.

As provided in his February 2, 2017 Retirement Agreement, President & CEO Martin F. Roper is not eligible for a 2018 bonus opportunity based on the Company’s 2018 performance.

Equity Compensation

At its meeting on December 19, 2017, the Compensation Committee approved, subject to ratification and approval by the full Board of Directors, the following option and restricted stock award grants of shares of the Company’s Class A Common Stock, pursuant to the Company’s Restated Employee Equity Incentive Plan (“EEIP”). The grants were subsequently ratified and approved by the full Board of Directors at its December 20, 2017 meeting, and all will be effective on January 1, 2018.

Equity Grants to NEOs

The Compensation Committee approved grants of options to Mr. Geist, Mr. Smalla, Mr. Potter, and Mr. Troupe. The options will have accounting values as follows, based on the closing price of the Company’s Class A Common Stock on December 29, 2017: $250,000 for Mr. Geist; $250,000 for Mr. Smalla; $200,000 for Mr. Potter, and $175,000 for Mr. Troupe.

The extent to which the options may become exercisable will be dependent upon the Company achieving certain compounded annual growth rate targets based on net revenue growth in Fiscal Year 2019 over Fiscal Year 2017. The determination of the eligibility for vesting of these options will be made by the Compensation Committee before March 1, 2020. If the primary growth target is achieved, the options will vest as to 33% of the underlying shares on March 1, 2020, 33% on January 1, 2021, and 34% on January 1, 2022, contingent on continued employment on the applicable vesting dates and subject to accelerated vesting upon the occurrence of certain specified events. If the secondary growth target is achieved and the primary growth target is not achieved, the options will vest as to 16.5% of the underlying shares on March 1, 2020, 16.5% on January 1, 2021, and 17% on January 1, 2022, contingent on continued employment on the applicable vesting dates and subject to accelerated vesting upon the occurrence of certain specified events. The options will lapse to the extent that the growth targets are not met.

Additionally, the Compensation Committee approved grants to Mr. Geist, Mr. Smalla, Mr. Potter, and Mr. Troupe of restricted stock. The restricted stock awards will have accounting values as follows, based on the closing price of the Company’s Class A Common Stock on December 29, 2017: $250,000 for Mr. Geist; $250,000 for Mr. Smalla; $200,000 for Mr. Potter, and $200,000 for Mr. Troupe. These restricted stock awards will vest 20% per year on January 1 in each of the years 2019 through 2023, contingent on continued employment on the respective vesting dates, and subject to accelerated vesting upon the occurrence of certain specified events.

The Compensation Committee did not award equity to Mr. Roper due to his previously announced pending retirement.

Other Equity Grants

In addition to the equity awards to the NEOs outlined above, the Compensation Committee approved grants of option awards to three other executive officers and one other senior manager, with an aggregate accounting value of $575,000, based on the closing price of the Company’s Class A Common Stock on December 29, 2017. The options will be subject to the same vesting criteria and schedule as the options granted to the NEOs and will also be effective on January 1, 2018.

The approved equity grants also include an aggregate of $2,718,000 in restricted stock awards to five non-NEO executive officers and to other senior managers and key employees of the Company, all to be effective as of January 1, 2018. These restricted stock awards will vest 20% per year on January 1 in each of the years 2019 through 2023, contingent on continued employment on the respective vesting dates, and subject to accelerated vesting upon the occurrence of certain specified events.

Amendments to the EEIP and the Amended and Restated 1996 Stock Option Plan for Non-Employee Directors (“Director Option Plan”)

Based on the Compensation Committee’s recommendation, the Board of Directors, also at its meeting on December 20, 2017, amended the EEIP and the Director Option Plan. The EEIP was amended to: (1) extend the time within which discretionary options may be exercised following the death of an optionee for discretionary options granted on and after January 1, 2018; and (2) clarify that shares issued under the EEIP may be subject to additional Company policies in addition to the terms of the EEIP. The Director Option Plan was also amended to clarify that shares issued under the Plan may be subject to additional policies in addition to the terms of the Directors Plan.

Copies of the EEIP and the Director Option Plan, as amended, are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Approval of the Class B Stockholder

The above bonus opportunities, equity compensation grants, and amendments to the EEIP and Director Option Plan were approved by the sole holder of the Company’s Class B Common Stock.

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Exhibit Index

Exhibit No.	Description

10.1	The Boston Beer Company, Inc. Restated Employee Equity Incentive Plan dated December 20, 2017
10.2	The Boston Beer Company, Inc. Amended and Restated 1996 Stock Option Plan for Non-Employee Directors dated December 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc.

December 21, 2017	By:	/s/ Martin F. Roper

Name: Martin F. Roper
Title: President & Chief Executive Officer

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